UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 6, 2015

Azure Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-36018	46-2627595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
12377 Merit Drive
Suite 300
Dallas, Texas 75251
(Address of principal executive office) (Zip Code)
(972) 674-5200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2015 (the "Original Report"), Azure Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), entered into a contribution agreement (the “Contribution Agreement”) with Azure Midstream Energy LLC, a Delaware limited liability company (“AME”), which is the sole member of Azure Midstream Partners GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”). Pursuant to the Contribution Agreement, AME contributed 100% of the outstanding membership interests in Azure ETG, LLC, a Delaware limited liability company (“ETG”) that owns and operates the East Texas gathering system (the “ETG System”), to the Partnership in exchange for $80,000,000 in cash and the issuance of 255,319 common units representing limited partner interests in the Partnership. The closing of the transactions contemplated by the Contribution Agreement occurred simultaneously with the execution of the Contribution Agreement. The Contribution Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties, and provides that the Partnership’s acquisition of ETG was effective on July 1, 2015.

In the Original Report, the Partnership stated that it would provide the financial statements required by Item 9.01 by amendment to the Original Report within 71 days after the date of the Original Report.

Item 8.01 Other Events.

As described in the Original Report and above, on August 6, 2015, the Partnership entered into the Contribution Agreement related to the acquisition of the ETG System with AME. Because AME also controls the Partnership through its ownership of the General Partner, the contribution was considered a transfer of net assets between entities under common control. As a result, the Partnership is required to retrospectively update its financial statements to include the activities of the ETG System as of the date of common control. Exhibits 99.1, 99.2, and 99.3 included in this Current Report on Form 8-K give retroactive effect to the contribution of the ETG System as if the Partnership owned such business since the date of common control.

In connection with the closing of the transactions contemplated by the Contribution Agreement, the Partnership is providing: (i) historical carve-out financial statements of the Azure Legacy System entities and assets ( the "Legacy System") for the year ended December 31, 2014 and 2013, recast with respect to the historical financial statements of the ETG System (collectively, (the "Azure System"), which has been deemed to be the predecessor of the Partnership for accounting and financial reporting purposes ("Azure System Predecessor") ; (ii) selected sections of its Form 10-K for the year ended December 31, 2014, including Business and Properties, Risk Factors, Selected Historical Financial Data of the Azure System and the Azure System Predecessor and Management Discussion and Analysis of Financial Condition and Results of Operations of the Azure System and the Azure System Predecessor recast with respect to the historical information of the ETG System; (iii) selected sections of its Form 10-Q for the six months ended June 30, 2015, including Financial Statements and the notes thereto, Management Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure about Market Risk recast with respect to the historical financial statements of the ETG System; (iv) certain audited historical financial statements of the ETG System; and (v) pro forma combined financial statements of the ETG System and the Partnership giving effect to the transactions contemplated by the Contribution Agreement, which are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. The audited financial statements of the ETG System as of December 31, 2014, 2013, 2012 and November 14, 2013 and for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012, as well as, the unaudited interim periods as of and for the six months ended June 30, 2015 and 2014, are attached to this Form 8-K/A as Exhibit 99.4 and are incorporated herein by reference.

(b) Pro Forma financial information. The unaudited pro forma consolidated and combined financial statements and explanatory notes of the Partnership giving effect to the transactions contemplated by the Contribution Agreement and certain other transactions are attached as Exhibit 99.5 to this Form 8-K/A and are incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.
23.3	Consent of KPMG LLP.
99.1
Azure System carve‑out consolidated balance sheets as of December 31, 2014 and 2013, and the related statements of operations, parent company net investment and cash flows for the year ended December 31, 2014 and the period from November 15, 2013 to December 31, 2013 and the The Azure System Predecessor carve‑out consolidated financial statements for the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012 and the related results of operations, change in parent company net investment and cash flows.

99.2
Selected sections of Form 10-K for the year ended December 31, 2014, including Business and Properties, Risk Factors, Selected Historical Financial Data of the Azure System and the Azure System Predecessor and Management Discussion and Analysis of Financial Condition and Results of Operations of the Azure System and the Azure System Predecessor recast with respect to the historical financial statements of the ETG System.

99.3
Selected sections of Form 10-Q for the six months ended June 30, 2015, including Financial Statements and the notes thereto, Management Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure about Market Risk recast with respect to the historical financial statements of the ETG System.

99.4
Azure ETG System audited balance sheets as of December 31, 2014, 2013, 2012 and November 14, 2013 and the related statements of operations, parent company net investment and cash flows for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012, and the related notes to the financial statements, as well as the unaudited interim periods as of and for the six months ended June 30, 2015 and 2014.

99.5	Unaudited Pro Forma Consolidated and Combined Financial Statements of the Partnership and explanatory notes as of and for the six months ended June 30, 2015 and the year ended December 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Azure Midstream Partners, L P

	By:	Azure Midstream Partners GP, LLC, its general partner

Dated: October 5, 2015	By:	/s/ Eric T. Kalamaras
Name: Eric T. Kalamaras
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.
23.2	Consent of KPMG LLP.
23.3	Consent of KPMG LLP.
99.1
Azure System carve‑out consolidated balance sheets as of December 31, 2014 and 2013, and the related statements of operations, parent company net investment and cash flows for the year ended December 31, 2014 and the period from November 15, 2013 to December 31, 2013 and the The Azure System Predecessor carve‑out consolidated financial statements for the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012 and the related results of operations, change in parent company net investment and cash flows.

99.2
Selected sections of Form 10-K for the year ended December 31, 2014, including Business and Properties, Risk Factors, Selected Historical Financial Data of the Azure System and the Azure System Predecessor and Management Discussion and Analysis of Financial Condition and Results of Operations of the Azure System and the Azure System Predecessor recast with respect to the historical financial statements of the ETG System.

99.3
Selected sections of Form 10-Q for the six months ended June 30, 2015, including Financial Statements and the notes thereto, Management Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosure about Market Risk recast with respect to the historical financial statements of the ETG System.

99.4
Azure ETG System audited balance sheets as of December 31, 2014, 2013, 2012 and November 14, 2013 and the related statements of operations, parent company net investment and cash flows for the year ended December 31, 2014, the period from November 15, 2013 to December 31, 2013, the period from January 1, 2013 to November 14, 2013 and the year ended December 31, 2012, and the related notes to the financial statements, as well as the unaudited interim periods as of and for the six months ended June 30, 2015 and 2014.

99.5	Unaudited Pro Forma Consolidated and Combined Financial Statements of the Partnership and explanatory notes as of and for the six months ended June 30, 2015 and the year ended December 31, 2014.